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                                    EXHIBIT A

     DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN INTERNATIONAL GROUP, INC.

Marshall A. Cohen      Director            Counsel, Cassels, Brock & Blackwell           Cassels, Brock & Blackwell, 40 King Street
                                                                                         West, 20th Floor, Toronto, Ontario M5H 3C2

Martin S. Feldstein    Director            Professor of Economics, Harvard               National Bureau of Economic Research, Inc.,
                                           University; President and CEO, National       1050 Massachusetts Avenue, Cambridge,
                                           Bureau of Economic Research                   Massachusetts 02138

Ellen V. Futter        Director            President, American Museum of Natural         American Museum of Natural History, Central
                                           History                                       Park West at 79th Street, New York,
                                                                                         New York 10024

Steven L. Hammerman    Director            Retired; Former Deputy Commissioner for       c/o 70 Pine Street, New York, New York
                                           Legal Matters for the New York Police         10270
                                           Department and Vice Chairman, Merrill
                                           Lynch & Co., Inc.

Richard C. Holbrooke   Director            Vice Chairman, Perseus LLC                    Perseus LLC, 1235 Avenue of the Americas,
                                                                                         New York, New York, 10019

Fred H. Langhammer     Director            Chairman, Global Affairs and Former Chief     767 Fifth Avenue, New York, New York 10153
                                           Executive Officer, The Estee Lauder
                                           Companies Inc.

George L. Miles        Director            President and Chief Executive Officer,        4802 Fifth Avenue, Pittsburgh, Pennsylvania
                                           WQED Multimedia                               15213

Morris W. Offit        Director            Co-Chief Executive Officer, Offit Hall        65 East 55th Street, New York, New York
                                           Capital Management LLC                        10022

James F. Orr III       Director            Chairman of the Board of Trustees, The        420 Fifth Avenue, New York, New York 10018
                                           Rockefeller Foundation

Virginia M. Rometty    Director            Senior Vice President - Global Business       Route 100, Mail Drop 2275, Building 2,
                                           Services, International Business Machines     Somers, New York 10589
                                           Corporation

Martin J. Sullivan     Director and        President and Chief Executive Officer         70 Pine Street, New York, New York 10270
                       Executive Officer

Michael H. Sutton      Director            Consultant; Former Chief Accountant of        c/o 70 Pine Street, New York, New York
                                           the United States Securities and Exchange     10270
                                           Commission

Edmund S.W. Tse        Director and        Senior Vice Chairman - Life Insurance         American International Assurance Co., Ltd.,
                       Executive Officer                                                 1 Stubbs Road, Hong Kong

Robert B. Willumstad   Director            Former President and Chief Operating          9 West 57th Street, New York, New York
                                           Officer, Citigroup Inc.                       10019

Frank G. Zarb          Director            Chairman, Frank Zarb Associates, LLC;         375 Park Avenue, New York, New York 10152
                                           Senior Advisor, Hellman & Friedman LLC

Dr. Jacob A. Frenkel   Executive Officer   Vice Chairman - Global Economic Strategies    70 Pine Street, New York, New York 10270

Frank G. Wisner        Executive Officer   Vice Chairman - External Affairs              70 Pine Street, New York, New York 10270

Steven J. Bensinger    Executive Officer   Executive Vice President & Chief              70 Pine Street, New York, New York 10270
                                           Financial Officer

Anastasia D. Kelly     Executive Officer   Executive Vice President, General Counsel     70 Pine Street, New York, New York 10270
                                           and Senior Regulatory and Compliance
                                           Officer.

Rodney O. Martin, Jr.  Executive Officer   Executive Vice President - Life Insurance     2929 Allen Parkway, Houston, Texas 77019

Kristian P. Moor       Executive Officer   Executive Vice President - Domestic           175 Water Street, New York, New York 10038
                                           General Insurance

Win J. Neuger          Executive Officer   Executive Vice President & Chief              70 Pine Street, New York, New York 10270
                                           Investment Officer

Robert M. Sandler      Executive Officer   Executive Vice President - Domestic           70 Pine Street, New York, New York 10270
                                           Personal Lines

Nicholas C. Walsh      Executive Officer   Executive Vice President - Foreign            70 Pine Street, New York, New York 10270
                                           General Insurance

Jay S. Wintrob         Executive Officer   Executive Vice President - Retirement         AIG Retirement Services, Inc., 1999 Avenue
                                           Services                                      of the Stars, Los Angeles, California 90067

William N. Dooley      Executive Director  Senior Vice President - Financial Services    70 Pine Street, New York, New York 10270

David L. Herzog        Executive Officer   Senior Vice President & Comptroller           70 Pine Street, New York, New York 10270

Robert E. Lewis        Executive Officer   Senior Vice President & Chief Risk Officer    70 Pine Street, New York, New York 10270

Brian T. Schreiber     Executive Officer   Senior Vice President - Strategic Planning    70 Pine Street, New York, New York 10270

       DIRECTORS AND EXECUTIVE OFFICERS OF AMERICAN HOME ASSURANCE COMPANY

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Charles H. Dangelo     Director and        Senior Vice President and Senior              110 William Street, New York New York 10038
                       Executive Officer   Reinsurance Officer, AIG

John Q. Doyle          Director and        President                                     175 Water Street, New York, New York 10038
                       Executive Officer

Neil A. Faulkner       Director            Director                                      175 Water Street, New York, New York 10038

David N. Fields        Director            Director                                      70 Pine Street, New York, New York 10270

Kenneth V. Harkins     Director and        Senior Vice President and General Counsel     175 Water Street, New York, New York 10038
                       Executive Officer

David L. Herzog        Director            Senior Vice President & Comptroller, AIG      70 Pine Street, New York, New York 10270

Robert E. Lewis        Director            Senior Vice President and Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG

Kristian P. Moor       Director and        Chairman of the Board of Directors,           175 Water Street, New York, New York 10038
                       Executive Officer   Executive Vice President - Domestic
                                           General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President and Treasurer           175 Water Street, New York, New York 10038
                       Executive Officer

Nicholas S. Tyler      Director            Vice President - Foreign General              175 Water Street, New York, New York 10038
                                           Insurance, AIG

Nicholas C. Walsh      Director and        Senior Vice President - Foreign General       70 Pine Street, New York, New York 10270
                       Executive Officer   Insurance, AIG

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President and Casualty            70 Pine Street, New York, New York 10270
                                           Actuary, AIG

James C. Roberts       Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Charles R. Schader     Executive Officer   Senior Vice President - Claims, AIG           175 Water Street, New York, New York 10038

Mark T. Willis         Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Timothy J.             Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038
McAuliffe Jr.

Robert G. Purdy        Executive Officer   Senior Vice President                         5 Wood Hollow Road,
                                                                                         Parsippany, New Jersey 07054

   DIRECTORS AND EXECUTIVE OFFICERS OF COMMERCE AND INDUSTRY INSURANCE COMPANY

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Joseph L. Boren        Director and        President                                     175 Water Street, New York, New York 10038
                       Executive Officer

Charles Dangelo        Director and        Senior Vice President and Senior              110 William Street, New York New York 10038
                       Executive Officer   Reinsurance Officer, AIG

John Q. Doyle          Director            Vice President - Domestic General             175 Water Street, New York, New York 10038
                                           Insurance, AIG

Neil A. Faulkner       Director            Director                                      175 Water Street, New York, New York 10038

David N. Fields        Director            Director                                      70 Pine Street, New York, New York 10270

David L. Herzog        Director            Senior Vice President & Comptroller, AIG      70 Pine Street, New York, New York 10270

Robert E. Lewis        Director            Senior Vice President and Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG

Kristian P. Moor       Director and        Chairman of the Board of Directors,           175 Water Street, New York, New York 10038
                       Executive Officer   Executive Vice President - Domestic
                                           General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President and Treasurer           175 Water Street, New York, New York 10038
                       Executive Officer

Nicholas C. Walsh      Director and        Executive Vice President - Foreign General    70 Pine Street, New York, New York 10270
                       Executive Officer   Insurance, AIG

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President and Casualty            70 Pine Street, New York, New York 10270
                                           Actuary, AIG

Kimberly M. Hanna      Executive Officer   Chief Underwriting Officer                    175 Water Street, New York, New York 10038

Kenneth V. Harkins     Director and        Senior Vice President and General Counsel     175 Water Street, New York, New York 10038
                       Executive Officer

John T. O'Brien        Executive Officer   Chief Operating Officer and Executive         175 Water Street, New York, New York 10038
                                           Vice President

Charles R. Schader     Executive Officer   Senior Vice President - Claims, AIG           175 Water Street, New York, New York 10038

       DIRECTORS AND EXECUTIVE OFFICERS OF NEW HAMPSHIRE INSURANCE COMPANY

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Charles Dangelo        Director and        Senior Vice President and Senior              110 William Street, New York, New York
                       Executive Officer   Reinsurance Officer, AIG                      10038

Neil A. Faulkner       Director            Director                                      175 Water Street, New York, New York 10038

David N. Fields        Director            Director                                      70 Pine Street, New York, New York 10270

David L. Herzog        Director            Senior Vice President & Comptroller, AIG      70 Pine Street, New York, New York 10270

Kristian P. Moor       Director and        Chairman of the Board of Directors,           175 Water Street, New York, New York 10038
                       Executive Officer   President, Executive Vice President -
                                           Domestic General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President and Treasurer           175 Water Street, New York, New York 10038
                       Executive Officer

Nicholas S. Tyler      Director            Vice President - Foreign General              175 Water Street, New York, New York 10038
                                           Insurance, AIG

Nicholas C. Walsh      Director and        Senior Vice President  - Foreign General      70 Pine Street, New York, New York 10270
                       Executive Officer   Insurance, AIG

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President and Casualty            70 Pine Street, New York, New York 10270
                                           Actuary, AIG

Kenneth V. Harkins     Executive Officer   Senior Vice President and General Counsel     175 Water Street, New York, New York 10038

Charles R. Schader     Executive Officer   Senior Vice President - Claims, AIG           175 Water Street, New York, New York 10038

  DIRECTORS AND EXECUTIVE OFFICERS OF NATIONAL UNION FIRE INSURANCE COMPANY OF
                                PITTSBURGH, PA.

M. Bernard Aidinoff    Director            Retired Partner, Sullivan & Cromwell LLP      Sullivan & Cromwell LLP, 125 Broad Street,
                                                                                         New York, New York 10004

Charles Dangelo        Director and        Senior Vice President and Senior              110 William Street, New York, New York
                       Executive Officer   Reinsurance Officer, AIG                      10038

John Q. Doyle          Director and        President                                     175 Water Street, New York, New York 10038
                       Executive Officer

Neil A. Faulkner       Director            Director                                      175 Water Street, New York, New York 10038

David N. Fields        Director            Director                                      70 Pine Street, New York, New York 10270

David L. Herzog        Director            Senior Vice President and Comptroller, AIG    70 Pine Street, New York, New York 10270

Robert E. Lewis        Director            Senior Vice President and Chief Risk          70 Pine Street, New York, New York 10270
                                           Officer, AIG

Kristian P. Moor       Director and        Chairman of the Board of Directors,           175 Water Street, New York, New York 10038
                       Executive Officer   Executive Vice President - Domestic
                                           General Insurance, AIG

Win J. Neuger          Director            Executive Vice President and Chief            70 Pine Street, New York, New York 10270
                                           Investment Officer, AIG

Robert S.H. Schimek    Director and        Senior Vice President and Treasurer           175 Water Street, New York, New York 10038
                       Executive Officer

Nicholas S. Tyler      Director            Vice President - Foreign General              175 Water Street, New York, New York 10038
                                           Insurance, AIG

Nicholas C. Walsh      Director and        Senior Vice President - Foreign General       70 Pine Street, New York, New York 10270
                       Executive Officer   Insurance, AIG

John R. Benedetto      Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Christopher V. Blum    Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Frank H. Douglas, Jr.  Executive Officer   Senior Vice President and Casualty            70 Pine Street, New York, New York 10270
                                           Actuary, AIG

Heather Fox            Executive Officer   Senior Vice President and Chief               175 Water Street, New York, New York 10038
                                           Underwriting Officer

Irwin H. Goldfarb      Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Kenneth V. Harkins     Executive Officer   Senior Vice President and General Counsel     175 Water Street, New York, New York 10038

Brian R. Inselberg     Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Peter J. McKenna       Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Scott A. Meyer         Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

John A. Rudolf         Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Charles R. Schader     Executive Officer   Senior Vice President - Claim, AIG            175 Water Street, New York, New York 10038

Michael W. Smith       Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

Mark T. Willis         Executive Officer   Senior Vice President                         175 Water Street, New York, New York 10038

      DIRECTORS AND EXECUTIVE OFFICERS OF STARR INTERNATIONAL COMPANY, INC.

Maurice R. Greenberg   Chairman of the     Chairman of the Board and director, Starr     399 Park Avenue, 17th Floor, New York, New
                       Board and Director  International Company, Inc. and C.V. Starr    York 10022
                                           & Co., Inc.; Chief Executive Officer, C.V.
                                           Starr & Co., Inc.; trustee of C.V. Starr &
                                           Co., Inc. Trust; member, director and
                                           Chairman of the Board, The Starr
                                           Foundation.

Joseph C.H. Johnson    President and       President and Director                        101 First Street, Hamilton, Bermuda HM 12
                       Director

Edward E. Matthews     Managing Director   Managing Director and director, Starr         399 Park Avenue, 17th Floor, New York, New
                       and Director        International Company, Inc.; director and     York 10022
                                           President, C.V. Starr & Co., Inc.;
                                           trustee, C.V. Starr & Co., Inc. Trust;
                                           member and director, The Starr Foundation.

Houghton Freeman       Director            President, Freeman Foundation                 499 Taber Hill Road, Stowe, VT 05672

Lawrence S.            Director            Private Equity Investor                       399 Park Avenue,
Greenberg                                                                                17th Floor, New York,
                                                                                         New York 10022

Bertil P-H             Director            Executive Vice President                      399 Park Avenue,
Lundquist                                  and General Counsel,                          17th Floor, New York,
                                           C.V. Starr & Co., Inc.                        New York 10022

R. Kendall             Director            Retired                                       435 Seaspray Avenue,
Nottingham                                                                               Palm Beach, Florida 33480

Howard I. Smith        Director            Vice Chairman-Finance and Secretary, C.V.     399 Park Avenue, 17th Floor, New York, NY
                                           Starr & Co., Inc.                             10022

John J. Roberts        Director            Honorary Director, American                   Concordia Farms P.O. Box 703, Easton, MD
                                           International Group, Inc.                     21601

Ernest Stempel         Director            Honorary Director, American                   70 Pine Street, New York, NY 10270
                                           International Group, Inc.

Cesar Zalamea          Director            President and Chief Executive Officer,        Suite 1405-7, Two Exchange Square, 8
                                           Starr International Company (Asia), Limited   Connaught Place, Central, Hong Kong

           DIRECTORS AND EXECUTIVE OFFICERS OF C.V. STARR & CO., INC.

Maurice R. Greenberg   Chairman of the     (See above)                                   (See above)
                       Board, Director
                       and Chief
                       Executive Officer

Howard I. Smith        Vice Chairman-      (See above)                                   (See above)
                       Finance and
                       Secretary and
                       Director

Edward E. Matthews     President and       (See above)                                   (See above)
                       Director

Houghton Freeman       Director            (See above)                                   (See above)

John J. Roberts        Director            (See above)                                   (See above)

Bertil P-H Lundquist   Director            (See above)                                   (See above)

Lawrence S. Greenberg  Director            (See above)                                   (See above)

         DIRECTORS AND EXECUTIVE OFFICERS OF UNIVERSAL FOUNDATION, INC.

Stuart Osborne         President           President of Universal Foundation             Mercury House
                       and Director                                                      101 Front Street
                                                                                         Hamilton HM 12, Bermuda

Eligia G. Fernando     Director            Retired                                       Mercury House
                                                                                         101 Front Street
                                                                                         Hamilton HM 12, Bermuda

Cesar C. Zalamea       Director            (See above)                                   (See above)

Aloysius B. Colayco    Director            Managing Director, Argosy Partners            Argosy Partners
                                                                                         8th Floor, Pacific Star Building
                                                                                         Makati City, Philippines

Jennifer Barclay       Secretary           Secretary of Universal Foundation             Mercury House
                                                                                         101 Front Street
                                                                                         Hamilton HM 12, Bermuda

Margaret Barnes        Treasurer           Treasurer of Universal Foundation             Fitzwilliam Hall
                                                                                         Fitzwilliam Place
                                                                                         Dublin 2, Ireland

   DIRECTORS AND EXECUTIVE OFFICERS OF THE MAURICE R. AND CORRINE P. GREENBERG
                             FAMILY FOUNDATION, INC.

Maurice R. Greenberg   Chairman and        (See above)                                   (See above)
                       Director

Corrine P. Greenberg   President and       President and Director, Greenberg Foundation  399 Park Avenue, 17th Floor
                       Director                                                          New York, New York 10022

Jeffrey W. Greenberg   Vice President and  Vice President and Director, Greenberg        399 Park Avenue, 17th Floor
                       Director            Foundation                                    New York, New York 10022

Evan G. Greenberg      Vice President and  President and Chief Executive Officer, ACE    399 Park Avenue, 17th Floor
                       Director            Limited                                       New York, New York 10022

Lawrence S. Greenberg  Vice President and  (See above)                                   (See above)
                       Director

Shake Nahapetian       Treasurer           Administrative Assistant,                     399 Park Avenue, 17th Floor
                                           C.V. Starr & Co., Inc.                        New York, New York 10022

DIRECTOR AND EXECUTIVE OFFICER OF THE MAURICE R. AND CORRINE P. GREENBERG JOINT
                           TENANCY CORPORATION, INC.

Maurice R. Greenberg   Chairman, CEO,      (See above)                                   (See above)
                       President,
                       Treasurer,
                       Secretary and
                       Director